UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Carmell Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CARMELL CORPORATION

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania 15203

February 10, 2025

Dear Stockholder of Carmell Corporation:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Carmell Corporation (“we,” “our,” “us,” the “Company” or “Carmell”). The virtual-only Special Meeting will be held on Monday, March 24, 2025, at 11:00 a.m., Eastern Time, via live webcast. Stockholders will be able to virtually attend the Special Meeting online, vote your shares electronically and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/CTCX2025SM. During the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), upon exercise of warrants (the “Common Stock Warrants”) issued by us pursuant to the terms of a Securities Purchase Agreement, dated December 23, 2024, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of the shares of Common Stock outstanding before the issuance of the Common Stock Warrants (“Proposal 1” or the “Warrant Exercise Proposal”);
2.
To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company's Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board (“Proposal 2” or the “Reverse Stock Split Proposal”); and
3.
To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Warrant Exercise Proposal or the Reverse Stock Split Proposal or to otherwise constitute a quorum for the Special Meeting (“Proposal 3” or the “Adjournment Proposal”).

A proxy statement describing these matters to be acted upon at the Special Meeting is attached. No other matters will be considered at the Special Meeting. The close of business on January 29, 2025 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on January 29, 2025 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. To attend the Special Meeting or vote your shares, you will need the control number located on your proxy card or in the instructions accompanying your proxy materials. More details can be found in the accompanying proxy statement.

We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how to access our proxy materials over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached proxy statement and a form of proxy card.

Your vote is very important. Whether or not you plan to join the virtual Special Meeting, it is important that your shares be represented. To ensure that your vote is counted, please carefully review the enclosed proxy statement and cast your vote as soon as possible, even if you plan to attend the Special Meeting. If you are a stockholder of record, you may vote over the internet, by telephone, or, if you received a paper copy of our proxy materials by mail, by completing, signing, dating and mailing the accompanying proxy card in the return envelope provided. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares. Please cast your vote by one of the available means at your earliest convenience to ensure that your vote will be received in time and counted at the Special Meeting.

We appreciate your investment and continuing interest in our efforts. We hope you will join us virtually on March 24, 2025.

Sincerely,

/s/ Rajiv S. Shukla

Rajiv S. Shukla

Chairman and Chief Executive Officer

CARMELL CORPORATION

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania 15203

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time:	11:00 a.m., Eastern Time
Date:	Monday, March 24, 2025
Place:	Online at www.virtualshareholdermeeting.com/CTCX2025SM
Purpose:
•
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock, $0.0001 par value per share (“Common Stock”), of Carmell Corporation (“we,” “our,” “us,” the “Company”) upon exercise of warrants (the “Common Stock Warrants”) issued by us pursuant to the terms of a Securities Purchase Agreement, dated December 23, 2024, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of the shares of Common Stock outstanding before the issuance of the Common Stock Warrants (“Proposal 1” or the “Warrant Exercise Proposal”);
•
To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate”), to effect, at the discretion of the Company's Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board (“Proposal 2” or the “Reverse Stock Split Proposal”); and
•
To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Warrant Exercise Proposal or the Reverse Stock Split Proposal or to otherwise constitute a quorum for the Special Meeting (“Proposal 3” or the “Adjournment Proposal”).

Record Date:	Our Board has fixed the close of business on January 29, 2025, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”).
Meeting Admission:

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. To attend the Special Meeting or vote your shares, you will need the control number located on your proxy card or in the instructions accompanying your proxy materials.

Voting by Proxy:

If you are a stockholder of record, please vote via the internet at www.virtualshareholdermeeting.com/CTCX2025SM, by telephone at 1-800-690-6903, or by submitting your proxy card by mail. If your shares are held in street name, please vote in accordance with the voting instruction form you receive from your broker or nominee. Whether or not you plan to attend the Special Meeting, we urge you to vote as soon as possible prior to the Special Meeting to ensure that your shares are represented at the Special Meeting.

By order of the Board of Directors,

/s/ Rajiv S. Shukla

Rajiv S. Shukla

Chairman and Chief Executive Officer

Pittsburgh, Pennsylvania

February 10, 2025

CARMELL CORPORATION

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania 15203

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 24, 2025

AT 11:00 AM ET

GENERAL INFORMATION

The accompanying proxy is being solicited by the Board of Directors (referred to herein as the “Board”) of Carmell Corporation (referred to herein as “we,” “our,” “us,” the “Company” or “Carmell”) to be voted at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on Monday, March 24, 2025 at 11:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/CTCX2025SM. This proxy statement summarizes information that is intended to assist you in making an informed decision on the proposals described in this proxy statement.

Why am I receiving these materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we sent the Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders as of the Record Date. The Notice includes instructions on how to access our proxy materials over the internet and how to request a paper copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive a paper copy of our proxy materials by mail or electronically by email on an ongoing basis.

When is the record date for the Special Meeting?

The Board has fixed the Record Date for the Special Meeting as of the close of business on January 29, 2025.

How many votes can be cast by all stockholders?

A total of 30,119,843 shares of Common Stock were outstanding on the Record Date and entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Special Meeting.

How do I vote?

If you are a stockholder of record as of the Record Date and your shares are registered directly in your name, you may vote:

•
By Internet. You can vote via the internet at www.virtualshareholdermeeting.com/CTCX2025SM by following the instructions on the proxy card. Votes submitted by the internet must be received by 11:59 p.m. Eastern Time on March 23, 2025.
•
By Telephone. You can vote by telephone by calling toll-free 1-800-690-6903 and following the instructions on the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on March 23, 2025.
•
By Mail. If you received a paper copy of our proxy materials, you can vote by completing, signing, dating, and mailing your proxy card in the enclosed postage-prepaid envelope. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, your shares will be voted in accordance with the Board’s recommendations as noted below. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to otherwise vote by internet or by telephone, you do not have to return your proxy card or voting instruction form to vote your shares. Votes submitted by mail must be received by March 23, 2025.
•
By Internet at the Special Meeting. You may also vote virtually by attending the Special Meeting through www.virtualshareholdermeeting.com/CTCX2025SM. To attend the Special Meeting or vote your shares, you will need the control number located in your Notice, your proxy card or the instructions accompanying your proxy materials.

If your shares of Common Stock are held in street name (held for your account by a broker or other nominee):

•
By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.
•
By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

How do I attend the Special Meeting online?

We will be hosting our Special Meeting via live webcast only. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/CTCX2025SM. To attend the Special Meeting or vote your shares, you will need the control number located on your Notice, your proxy card or the instructions accompanying your proxy materials. The webcast will start promptly at 11:00 a.m., Eastern Time, on March 24, 2025.

What are the Board of Directors’ recommendations on how to vote my shares?

The Board recommends a vote:

Proposal 1: FOR the Warrant Exercise Proposal (page 5)

Proposal 2: FOR the Reverse Stock Split Proposal (page 8)

Proposal 3: FOR the Adjournment Proposal (page 13)

Who pays the cost for soliciting proxies?

The Company will pay the cost for the solicitation of proxies by the Board. The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally, by telephone, fax or email by directors, officers or employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their beneficial owners to obtain authorization for the execution of proxies.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the Special Meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the internet, by telephone, by returning your proxy card or by voting online during the Special Meeting.

If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and participate in the Special Meeting. You will receive instructions from your bank, broker, or other nominee explaining how you can vote your shares and whether they permit internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions. If you want to vote in person virtually at the Special Meeting, you must obtain a legal proxy from your broker or other nominee.

Note that under applicable stock exchange rules, if you hold shares through a bank, broker or other institution and you do not provide your voting instructions to them before the Special Meeting, that firm has the discretion to vote your shares on proposals classified as “routine” under such rules. Such firm will not have the discretion to vote your shares on proposals that are classified as “non-routine”. A “broker non-vote” occurs when a broker holding stock for a beneficial owner does not vote on a non-routine proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Warrant Exercise Proposal. You broker does have discretionary authority to vote your shares with respect to the Reverse Stock Split Proposal and the Adjournment Proposal.

Can I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted by notifying the Company’s Chief Financial Officer in writing at Carmell Corporation, 2403 Sidney Street, Suite 300, Pittsburgh, Pennsylvania 15203, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility at 11:59 p.m. Eastern Time on March 23, 2025. You may also attend the virtual Special Meeting and vote during the Special Meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

The presence, by virtual attendance or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not either return a signed and dated proxy or attend the Special Meeting virtually will not be considered present or represented at the Special Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting.

What vote is required to approve each item and how are votes counted?

The final voting results will be counted by a representative of Broadridge Financial Solutions, Inc., who has been appointed by the Company to act as the inspector of elections for the Special Meeting.

Proposal 1 – Warrant Exercise Proposal

The Warrant Exercise Proposal will be approved if the number of votes properly cast FOR the proposal at the Special Meeting exceeds the number of votes cast AGAINST the proposal. Abstentions will have no effect on the voting of the Warrant Exercise Proposal.

The Warrant Exercise Proposal is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on the Warrant Exercise Proposal. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on the Warrant Exercise Proposal will not be counted as votes cast. As a result, such “broker non-votes” will have no effect on the voting on the Warrant Exercise Proposal.

Proposal 2 – Reverse Stock Split Proposal

The Reverse Stock Split Proposal will be approved if the number of votes properly cast FOR the proposal at the Special Meeting exceeds the number of votes cast AGAINST the proposal. Abstentions will have no effect on the voting of the Reverse Stock Split Proposal.

The Reverse Stock Split Proposal is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on the Reverse Stock Split Proposal. As a result, we do not expect there to be any broker non-votes with respect to the Reverse Stock Split Proposal.

Proposal 3 – Adjournment Proposal

The Adjournment Proposal will be approved if the number of votes properly cast FOR the proposal at the Special Meeting exceeds the number of votes cast AGAINST the proposal. Abstentions will have no effect on the voting of the Adjournment Proposal.

The Adjournment Proposal is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on the Adjournment Proposal. As a result, we do not expect there to be any broker non-votes with respect to the Adjournment Proposal.

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of the Board as described herein. If any matters not described in the proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described above under “Can I change my vote?”

Could other matters be decided at the Special Meeting?

The Company does not know of any other matters that may be presented for action at the Special Meeting. Should any other business come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What if I have technical difficulties or trouble accessing the Special Meeting?

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting at 10:45 a.m., Eastern Time on March 24, 2025, and will remain available until the Special Meeting has ended.

Implications of being an “emerging growth company” and smaller reporting company.

We are an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding nonbinding advisory votes on executive compensation and stockholder approval of any golden parachute payments not previously approved. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year (a) in which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) following the fifth anniversary of the closing of the Company’s initial public offering; or (ii) the date on which we have issued more than $1 billion in non-convertible debt in the prior three-year period.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates is less than $700 million and our annual revenue was less than $100 million during the most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.

Specifically, as a smaller reporting company we may choose to present only the two most recent fiscal years of audited financial statements in our annual report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation.

Who should I call if I have any additional questions?

If you hold your shares directly, please call the Chief Financial Officer of the Company at (412) 894-8248. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: THE WARRANT EXERCISE PROPOSAL

Background and Overview

Private Placement

On December 23, 2024, we entered into a Securities Purchase Agreement, dated December 23, 2024 (the “Purchase Agreement”), with certain investors named therein (the “Purchasers”), pursuant to which we agreed to sell and issue to the Purchasers, at the Closing (as defined below), (i) an aggregate of 8,065,210 shares of Common Stock at an offering price of $0.23 per share, and (ii) warrants to purchase up to an aggregate of 8,065,210 shares of Common Stock at an exercise price of $0.23 per share (the “Common Stock Warrants”) in a private placement (the “Private Placement”). The closing of the Private Placement (the “Closing”) occurred on January 2, 2025. The Common Stock Warrants have a term of five years and will be exercisable on the first trading day immediately following the Stockholder Approval (as defined below). The gross proceeds for the Private Placement are expected to be approximately $1.85 million, before deducting fees to be paid to the placement agent for the offering and other offering expenses payable by us. The Common Stock Warrants, if exercised for cash following the Stockholder Approval, will result in up to $1.85 million additional gross proceeds to us. We expect to use the proceeds from the Private Placement for the build-out of our commercial team and other general corporate purposes.

Under the Purchase Agreement, we have agreed to hold a special or annual meeting of our stockholders within 90 days of the execution of the Purchase Agreement for the purpose of obtaining the approval of our stockholders (the “Stockholder Approval”) with respect to the issuance of shares of Common Stock upon exercise of the Common Stock Warrants (the “Common Stock Warrant Shares”) pursuant to the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”) and, if the Stockholder Approval is not obtained at this first meeting, to call a meeting every 90 days thereafter until the earlier of the date on which Stockholder Approval is obtained or the Common Stock Warrants are no longer outstanding.

Upon the Closing, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which we agreed to, among other things, file within 30 days of the Closing a resale registration statement (the “Resale Registration Statement”) with the SEC covering all shares of Common Stock sold to the Purchasers in the Private Placement and any Common Stock Warrant Shares issuable following the Stockholder Approval, and to use our commercially reasonable efforts to cause the Resale Registration Statement to become effective within the timeframes specified in the Registration Rights Agreement.

For additional information regarding the Purchase Agreement and the Registration Rights Agreement, please see the complete text of the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to our Current Report on Form 8-K filed on December 31, 2024.

As required by Nasdaq Listing Rule 5635(d), and pursuant to the Purchase Agreement, we are asking our stockholders to approve the issuance of Common Stock Warrant Shares upon exercise of the Common Stock Warrants in an aggregate amount equal to or exceeding 20% of the shares of Common Stock outstanding before the issuance of the Common Stock Warrants.

Description of Warrants

Each Common Stock Warrant is exercisable on the first trading day immediately following the Stockholder Approval at an exercise price of $0.23 per share of common stock and has a term of five years from the issuance thereof. If at any time a registration statement covering the resale of the Common Stock Warrant Shares is not currently effective and available for the resale of all such shares, then the holders of such Common Stock Warrants may exercise all or any part of their respective warrants in a “cashless” or “net-issue” exercise. Furthermore, the Common Stock Warrants contain anti-dilution provisions in the case of a subdivision or combination of our shares of common stock, stock dividends, any reclassification of common stock, and corporate events such as a reorganization, consolidation, merger, or sale of all or substantially all of our assets.

We are prohibited from effecting an exercise of the Common Stock Warrants to the extent that, as a result of such exercise, the holder together with the holder’s affiliates, would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of the Common Stock Warrant Shares upon exercise of the Common Stock Warrant, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

For additional information regarding the Common Stock Warrants, please see the complete text of the form of Common Stock Warrant, which was filed as Exhibit 4.1 to our Current Report on Form 8-K filed on December 31, 2024.

Reasons the Company Needs Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable Nasdaq rules. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions (or a series of related transactions) other than public offerings involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) of greater than 20% of the outstanding common stock or voting power of the issuer prior to the transaction for less than the minimum price. The minimum price is defined as a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. The issuance of shares of Common Stock underlying the Common Stock Warrants is greater than 20% of the outstanding shares of Common Stock immediately prior to the Closing. The exercise price of the Common Stock Warrants is subject to a number of adjustments that may lead the exercise price to be less than the minimum price upon the exercise of the Common Stock Warrants. Therefore, in accordance with Nasdaq Listing Rule 5635(d), the Company must obtain approval of our stockholders for the issuance of the Common Stock Warrant Shares.

Effect of Failure to Obtain Stockholder Approval

The Board is not seeking approval of our stockholders to authorize the entry into the Purchase Agreement or the issuance of the Common Stock pursuant to the Purchase Agreement, as such transaction has already been consummated and the securities have been issued. We are asking for approval to issue the Common Stock Warrant Shares upon exercise of the Common Stock Warrants. The failure of our stockholders to approve this proposal will mean that: (i) we will be unable to issue the Common Stock Warrant Shares, and (ii) we may incur substantial additional costs and expenses.

Effect of Stockholder Approval

If the stockholders approve this proposal, the issuance of the Common Stock Warrant Shares upon exercise of the Common Stock Warrants would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. In addition, upon exercise of the Common Stock Warrants, there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, could depress the market price of our Common Stock.

Voting Requirement to Approve Proposal

The Warrant Exercise Proposal will be approved if the number of votes properly cast FOR this proposal at the Special Meeting exceeds the number of votes cast AGAINST this proposal. Abstentions and broker non-votes will have no effect on the Warrant Exercise Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR”

THE WARRANT EXERCISE PROPOSAL

(PROPOSAL 1 ON YOUR PROXY CARD)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of January 29, 2025, for each of our named executive officers, directors, all executive officers and directors as a group and each person known by us to be the beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options, within 60 days of January 29, 2025. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of January 29, 2025 are considered outstanding and beneficially owned by the person holding such warrants or options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of our directors and executive officers is c/o Carmell Corporation, 2403 Sidney Street, Suite 300, Pittsburgh, Pennsylvania 15203. The percentage of beneficial ownership of our shares of Common Stock is calculated based on 30,119,843 shares of Common Stock outstanding as of January 29, 2025.

Name and Address of Beneficial Owners	Number of Shares	% of Class
Directors and Executive Officers
Kendra Bracken-Ferguson	—	*
Rajiv S. Shukla (1)	3,520,084	12%
Scott Frisch (2)	34,826	*
Kathryn Gregory (3)	91,683	*
Gilles Spenlehauer (4)	34,826	*
Patrick Sturgeon (5)	143,042	*
Rich Upton (6) (7)	1,440,287	5%
Bryan Cassaday (8)	45,917	*
All Directors and Executive Officers as a Group (7 Individuals)	5,310,663	17%
Five Percent Holders
None

* Less than 1%

(1)
Includes 151,186 shares of Common Stock that may be acquired by Mr. Shukla pursuant to the exercise of stock options within 60 days of January 29, 2025 and 40,245 shares of Common Stock that may be acquired by Mr. Shukla pursuant to the exercise of warrants.
(2)
Includes 27,228 shares of Common Stock that may be acquired by Mr. Frisch pursuant to the exercise of stock options within 60 days of January 29, 2025.
(3)
Includes 69,183 shares of Common Stock that may be acquired by Ms. Gregory pursuant to the exercise of stock options within 60 days of January 29, 2025.
(4)
Includes 27,228 shares of Common Stock that may be acquired by Mr. Spenlehauer pursuant to the exercise of stock options within 60 days of January 29, 2025.
(5)
Includes 27,228 shares of Common Stock that may be acquired by Mr. Sturgeon pursuant to the exercise of stock options within 60 days of January 29, 2025 and 725 shares of Common Stock that may be acquired by Mr. Sturgeon pursuant to the exercise of warrants.
(6)
Includes 67,268 shares of Common Stock that may be acquired by Mr. Upton pursuant to the exercise of stock options within 60 days of January 29, 2025.
(7)
Includes 1,248,114 shares of Common Stock directly owned by Carmell Series of Harbor Light Direct Investment, LLC and 109,905 shares of Common Stock directly owned by Harbor Light Direct Investment, LP. The business address of the entities listed above is 91 Court Street, Keene, NH 03431. Mr. Upton, a member of the Board, is General Partner at Harbor Light Capital Partners, which is affiliated with the entities listed above. By virtue of this relationship, Mr. Upton may be deemed to share beneficial ownership of the securities held of record by the entities listed above. Mr. Upton disclaims any such beneficial ownership except to the extent of his pecuniary interest.
(8)
Includes 41,667 shares of Common Stock that may be acquired by Mr. Cassaday pursuant to the exercise of stock options within 60 days of January 29, 2025.

PROPOSAL 2: THE REVERSE STOCK SPLIT PROPOSAL

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Amended and Restated Certificate to effect, at the discretion of the Board, a reverse stock split at a ratio in the range of 1-for-15 to 1-for-30 (the “Reverse Stock Split”), with the final ratio to be determined at the discretion of the Board. Depending on the final ratio determined by the Board, no fewer than every 15 and no more than every 30 shares of Common Stock, including shares held in our treasury, will be combined into one share of Common Stock at the Effective Time (as defined below).

The purpose of seeking stockholder approval of the Reverse Stock Split within the range set forth above (rather than a fixed ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Stock Split. The Board believes it is in the best interests of the Company and our stockholders to grant such approval. If the stockholders approve the Reverse Stock Split Proposal, the Board, in its discretion, may elect to effect the Reverse Stock Split Proposal, or the Board may determine in its discretion not to proceed with the Reverse Stock Split Proposal. The Reverse Stock Split will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of a Certificate of Amendment to our Amended and Restated Certificate (the “Proposed Amendment”) with the Secretary of State of the State of Delaware and upon the filing and effectiveness of the Proposed Amendment (the “Effective Time”). The form of the Proposed Amendment is attached to this proxy statement as Appendix A. The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the Effective Time, even if stockholders approve the Proposed Amendment at the Special Meeting.

In determining the Reverse Stock Split ratio, the Board will consider, among other things, various factors, such as:

•
the historical trading price and trading volume of our Common Stock;
•
the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;
•
our ability to continue our listing on Nasdaq;
•
which Reverse Stock Split ratio would result in the least administrative cost to us; and
•
prevailing general market and economic conditions.

In the event that our stockholders fail to approve the Reverse Stock Split Proposal, we could be prevented from regaining compliance with the minimum $1.00 bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), unless the market price of our Common Stock increases above the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rules. If Nasdaq delists our Common Stock, then our Common Stock would likely become traded on the over-the-counter market maintained by OTC Markets Group Inc. (the “OTC”), which does not have the substantial corporate governance or quantitative listing requirements for continued trading such as those maintained by Nasdaq. In that event, interest in our Common Stock may decline, and certain institutions may not have the ability to trade in our Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of our Common Stock. If our Common Stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in our Common Stock as and when desired, and we believe our access to capital would become significantly diminished as a result. Also, due to certain state securities (blue sky) law requirements which apply to securities that are not listed on an exchange, our ability to consummate future public offerings would be materially limited and could require that we undertake private placements of our debt or equity securities on terms that are significantly less favorable than if such securities were offered in a public offering.

Certain of our officers and directors have an interest in the Reverse Stock Split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Reasons for the Reverse Stock Split

Our Common Stock is listed on the Nasdaq Capital Market. On September 30, 2024, we received notification from the Nasdaq’s Listing Qualifications Department indicating that we are not in compliance with the Minimum Bid Price Requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq has provided us with 180 calendar days, or until March 31, 2025 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Common Stock must be at least $1 per share for a minimum of ten consecutive business days at any time during this 180-day period, after which Nasdaq will provide written confirmation of compliance to us and the matter will be closed. If we do not regain compliance with the Minimum Bid Price Requirement by the Compliance Date, Nasdaq may grant us an additional compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement if we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and provide written notice to Nasdaq of our intent to cure the deficiency during this second compliance period. However, if it appears to the Nasdaq staff that we will not be able to cure the deficiency or if we do not qualify for the second compliance period or fail to regain compliance during the second 180-day compliance period, Nasdaq will provide notice to us that our Common Stock will be subject to delisting. At that time, we may appeal any such delisting determination to a Nasdaq hearings panel.

The Reverse Stock Split would reduce the number of shares of our Common Stock outstanding and thereby increase the share price for our Common Stock. We expect that an increase in our share price due to the Reverse Stock Split will enable us to regain compliance with the Minimum Bid Price Requirement and continue to trade on the Nasdaq Capital Market, though there can be no assurance that such action will achieve such purpose or that we will be able to maintain compliance with the Minimum Bid Price Requirement.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the sole discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary.

Risks of the Reverse Stock Split

We cannot assure you that the Reverse Stock Split will increase our stock price and have the desired effect of regaining or maintaining compliance with Nasdaq Listing Rules.

The Board expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float. On August 30, 2024, we received notice from the Nasdaq Listing Qualifications Department that we are not in compliance with Nasdaq Listing Rule 5550(b)(2) as a result of our Market Value of Listed Securities (the “MVLS”) falling below the minimum of $35 million required for continued listing on the Nasdaq Capital Market (the “MVLS Requirement”) from July 15, 2024 to August 29, 2024. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), Nasdaq has provided us with 180 calendar days, or until February 26, 2025, to regain compliance with the MVLS Requirement. To regain compliance during the 180-day period, our MVLS must be at least $35 million for a minimum of ten consecutive business days at any time during this period, after which Nasdaq will provide written confirmation of compliance to us and the matter will be closed. If we do not regain compliance with the MVLS Requirement by February 26, 2025, or qualify under an alternative listing standard, we will receive written notification from Nasdaq that our securities are subject to delisting. At that time, we may appeal any such delisting determination to a Nasdaq hearings panel. As a result, even if we able to regain and maintain compliance with the Minimum Bid Price Requirement, we may still be delisted if we do not regain compliance with the MVLS Requirement or otherwise maintain compliance with Nasdaq’s other continued listing requirements.

The Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

The Reverse Stock Split, if implemented, will have the effect of increasing our authorized Common Stock.

If implemented, the Reverse Stock Split will have the effect of reducing the number of shares of our Common Stock issued and outstanding, without reducing the total number of authorized shares of our Common Stock. As a result, the Reverse Stock Split will have the effect of increasing the number of our authorized, but unissued shares. We would therefore have the ability to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock. We may require significant proceeds from sales of our debt or equity securities to fund our operations in the near term, which will cause further dilution to our stockholders. The issuance of a substantial amount of shares of Common Stock or securities convertible into or exercisable for our Common Stock in the future could put downward pressure on the price of our Common Stock.

Principal Effects of the Reverse Stock Split

After the Effective Time, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us. The proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. The number of stockholders of record also will not be affected by the Reverse Stock Split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

The following table, which is for illustrative purposes only, illustrates the effects of the Reverse Stock Split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of Common Stock, on our outstanding shares of Common Stock and authorized shares of capital stock as of January 29, 2025:

	Before Reverse Stock Split	After Reverse Stock Split
		1 for 15	1 for 23.5	1 for 30
Common Stock Authorized	250,000,000	250,000,000	250,000,000	250,000,000
Common Stock Issued and Outstanding	30,119,843	2,007,990	1,281,695	1,003,995
Common Stock Underlying Outstanding Warrants (1)	12,951,510	863,434	551,128	431,717
Common Stock Underlying Outstanding Options (2)	3,126,483	208,432	133,042	104,216
Common Stock Available for Future Grants Under Our 2023 Long-Term Incentive Plan	2,731,132	182,075	116,218	91,038

(1)

The number of shares in the table above does not take into account any adjustments that may occur after the completion of the Reverse Stock Split due to the stock split adjustment provision or any other adjustment provisions.

(2)

Includes 2,915,953 shares reserved for issuance upon exercise of stock options outstanding under our 2023 Long-Term Incentive Plan and 210,530 shares reserved for issuance upon exercise of stock options outstanding under the Carmell Therapeutics Corporation Amended and Restated 2009 Stock Incentive Plan.

If the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

After the Effective Time, our Common Stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “CTCX.”

Effect on Company’s Stock Plan

As of the Record Date, we had 3,126,483 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options, and approximately 2,731,132 additional shares were reserved and available for issuance pursuant to the grant of future awards under our 2023 Long-Term Incentive Plan (the “Plan”). Pursuant to the terms of the Plan, the Board or a committee thereof, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding equity awards under the Plan (“Awards”), the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of the Plan or outstanding Awards to prevent dilution or enlargement of participants’ rights under the Plan.

Effective Time

The Reverse Stock Split would become effective at the Effective Time. At the Effective Time, shares of Common Stock issued and outstanding and shares of Common Stock underlying options and warrants, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the final ratio to be determined at the discretion of the Board set forth in this Reverse Stock Split Proposal. If the Reverse Stock Split Proposal is not approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and the Board elects to implement the Reverse Stock Split, stockholders of record will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the Reverse Stock Split. Stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the exchange ratio of the Reverse Stock Split. Retroactive restatement will be given to all share numbers in the financial statements and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the Reverse Stock Split Proposal, and we will not independently provide the stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to a stockholder that is a “U.S. Holder,” as defined below. This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences, including gift or estate taxes and the Medicare contribution tax on net investment income. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. This summary also assumes that you are a U.S. Holder who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the Reverse Stock Split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term U.S. Holder means a stockholder that is, for federal income tax purposes: an individual who is a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a contrary position. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, no gain or loss should be recognized by a U.S. Holder as a result of the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A U.S. Holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split. For purposes of the above discussion, holders who acquired different blocks of Common Stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the Reverse Stock Split.

As noted above, fractional shares of Common Stock will not be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear. A U.S. Holder who receives a whole share of Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Voting Requirement to Approve Proposal

The Reverse Stock Split Proposal will be approved if the number of votes properly cast FOR this proposal at the Special Meeting exceeds the number of votes cast AGAINST this proposal. Abstentions will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is a “routine” matter, your broker or other nominee will have discretionary authority to vote your shares with respect to this proposal. As a result, we do not expect there to be any broker non-votes with respect to the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR”

THE REVERSE STOCK SPLIT PROPOSAL

(PROPOSAL 2 ON YOUR PROXY CARD)

PROPOSAL 3: APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Proposal

Our Board is seeking stockholder approval of one or more adjournments to the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of the Warrant Exercise Proposal or the Reverse Stock Split Proposal or to constitute a quorum.

Our Board believes that if the number of shares of our Common Stock present or represented by proxy at the Special Meeting and voting in favor of Proposal 1 (the Warrant Exercise Proposal) or Proposal 2 (the Reverse Stock Split Proposal) is insufficient to approve such proposal, or if the number of shares of our Common Stock present or represented by proxy at the Special Meeting is insufficient to establish a quorum for the Special Meeting, it is in the best interests of our stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve the Warrant Exercise Proposal or the Reverse Stock Split Proposal or to establish a quorum, as applicable.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting the discretionary authority to the Board to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Adjournment Proposal, the Board could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

If the Board determines in its discretion to adjourn the Special Meeting as authorized by the Adjournment Proposal, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Voting Requirement to Approve Proposal

The Adjournment Proposal will be approved if the number of votes properly cast FOR the proposal at the Special Meeting exceeds the number of votes cast AGAINST the proposal. Abstentions will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is a “routine” matter, your broker or other nominee will have discretionary authority to vote your shares with respect to this proposal. As a result, we do not expect there to be any broker non-votes with respect to the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR”

THE ADJOURNMENT PROPOSAL

(PROPOSAL 3 ON YOUR PROXY CARD)

STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement for the 2025 Annual Meeting of Stockholders, stockholders who desire to present proposals at such meeting must forward them in writing to the Chief Financial Officer of Carmell at 2403 Sidney Street, Suite 300, Pittsburgh, Pennsylvania 15203 so that they are received by February 13, 2025. Such proposals must otherwise comply with Rule 14a-8 promulgated under the Exchange Act. Any notice of a proposal submitted outside the process of Rule 14a‑8 under the Exchange Act that a stockholder intends to bring at the 2025 Annual Meeting of Stockholders should be submitted by April 29, 2025, and the proxies that Carmell solicits for its 2025 Annual Meeting will confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that Annual Meeting. Stockholder proposals submitted after April 29, 2025 will be considered untimely.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2025 Annual Meeting of Stockholders must provide notice to the Company at 2403 Sidney Street, Suite 300, Pittsburgh, Pennsylvania 15203, Attention: Chief Financial Officer, in accordance with, and that sets forth the information required by, Rule 14a-19 promulgated under the Exchange Act no later than May 13, 2025.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Carmell Corporation, 2403 Sidney Street, Suite 300, Pittsburgh, Pennsylvania 15203, (412) 894-8248, Attention: Chief Financial Officer. The Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Chief Financial Officer using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual reports and proxy statements, you may request householding in the future by contacting our Chief Financial Officer.

OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting which is not referred to in the accompanying Notice of the Special Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Warrant Exercise Proposal, the Reverse Stock Split Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Carmell Corporation

Attention: Chief Financial Officer

2403 Sidney Street, Suite 300

Pittsburgh, Pennsylvania 15203

Telephone: (412) 894-8248

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CARMELL CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Carmell Corporation (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

On January 30, 2025, a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a special meeting of stockholders held on March 24, 2025, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED: That Section 4.1 of ARTICLE IV of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:

“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 270,000,000 shares, consisting of (a) 250,000,000 shares of common stock (the “Common Stock”) and (b) 20,000,000 shares of preferred stock (the “Preferred Stock”).

That, effective at 5:00 p.m., Eastern Time, on the filing date of this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), a one-for-[•] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [•] ([•]) shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (“New Common Stock”).

No fractional shares of New Common Stock will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional shares to the nearest whole share of New Common Stock. No stockholders will receive cash in lieu of fractional shares.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the New Common Stock for each [•] ([•]) shares of the Old Common Stock previously represented by such certificate.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chairman and Chief Executive Officer this [•]th day of [•], 2025.

CARMELL CORPORATION

By:

Name: Rajiv Shukla

Title: Chairman and Chief Executive Officer

CARMELL

CARMELL CORPORATION
2403 SIDNEY STREET, SUITE 300
PITTSBURGH, PA 15203

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 23, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTCX2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 23, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61743-S09002

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARMELL CORPORATION

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V61744-S09002

CARMELL CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
MARCH 24, 2025, AT 11:00 A.M. (EDT)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Rajiv Shukla and Bryan Cassaday, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARMELL CORPORATION that the stockholder(s) is entitled to vote at the Special Meeting of Stockholders to be held at 11:00 a.m. (ET), on March 24, 2025, virtually at www.virtualshareholdermeeting.com/CTCX2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, and in the discretion of the proxy with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side